Quarterly portfolio holdings
John Hancock
Real Estate Securities Fund
Alternative
May 31, 2026
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Fund’s investments

As of 5-31-26 (unaudited)
	Shares	Value
Common stocks 98.4%		$330,248,687
(Cost $262,557,304)
Consumer discretionary 2.4%		8,071,498
Hotels, restaurants and leisure 2.4%
Hilton Worldwide Holdings, Inc.	12,288	4,026,286
Marriott International, Inc., Class A	10,770	4,045,212
Health care 1.3%		4,363,651
Health care providers and services 1.3%
Brookdale Senior Living, Inc. (A)	339,056	4,363,651
Information technology 0.6%		2,043,496
Software 0.6%
TeraWulf, Inc. (A)	79,949	2,043,496
Real estate 94.1%		315,770,042
Diversified REITs 6.7%
Broadstone Net Lease, Inc.	167,727	3,393,117
Essential Properties Realty Trust, Inc.	108,781	3,326,523
WP Carey, Inc.	209,760	15,610,339
Health care REITs 19.7%
American Healthcare REIT, Inc.	68,247	3,336,596
CareTrust REIT, Inc.	183,022	7,470,958
Ventas, Inc.	123,322	10,410,843
Welltower, Inc.	218,468	44,858,034
Hotel and resort REITs 2.8%
Pebblebrook Hotel Trust	281,605	4,294,476
Ryman Hospitality Properties, Inc.	45,089	5,191,097
Industrial REITs 14.6%
Americold Realty Trust, Inc.	54,034	847,793
EastGroup Properties, Inc.	38,624	7,798,572
LXP Industrial Trust	66,531	3,435,661
Prologis, Inc.	257,541	36,949,407
Office REITs 1.9%
COPT Defense Properties	102,685	3,292,081
Hudson Pacific Properties, Inc. (A)	111,093	1,330,894
Vornado Realty Trust	52,970	1,787,738
Residential REITs 11.5%
Centerspace	61,362	4,140,708
Essex Property Trust, Inc.	50,642	13,807,035
Invitation Homes, Inc.	258,844	7,571,187
Sun Communities, Inc.	41,524	5,134,858
UDR, Inc.	209,838	7,743,022
Retail REITs 14.7%
Acadia Realty Trust	198,439	4,369,627
Curbline Properties Corp.	118,420	3,449,575
InvenTrust Properties Corp.	104,327	3,456,354
NETSTREIT Corp.	300,226	6,082,579
Regency Centers Corp.	52,749	4,080,135
Simon Property Group, Inc.	103,252	21,157,367
The Macerich Company	304,294	6,852,701
Specialized REITs 22.2%
American Tower Corp.	18,310	3,423,238
Digital Realty Trust, Inc.	43,060	8,181,400
Equinix, Inc.	34,829	37,198,765
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Real estate (continued)
Specialized REITs (continued)
National Storage Affiliates Trust	77,340	$3,298,551
Outfront Media, Inc.	223,631	7,209,863

Public Storage	50,311	15,278,948
Preferred securities 0.3%		$899,808
(Cost $823,762)
Real estate 0.3%		899,808
Specialized REITs 0.3%
Blackstone Digital Infrastructure Trust, Inc.	41,600	899,808

	Yield (%)	Shares	Value
Short-term investments 1.3%			$4,429,404
(Cost $4,429,404)
Short-term funds 1.3%			4,429,404
State Street Institutional U.S. Government Money Market Fund, Premier Class	3.5525(B)	4,429,404	4,429,404

Total investments (Cost $267,810,470) 100.0%	$335,577,899
Other assets and liabilities, net (0.0%)	(80,651)
Total net assets 100.0%	$335,497,248

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 5-31-26.
SEE NOTES TO FUND’S INVESTMENTS	JOHN HANCOCK REAL ESTATE SECURITIES FUND | QUARTERLY REPORT	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of May 31, 2026, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$21,176,632	$(21,175,792)	$(840)	—	$2,724	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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